Exhibit 99.1

Provectus Biopharmaceuticals to Hold 2026 Annual Meeting of Stockholders at Perkins Place, Its Planned New Headquarters in Knoxville, Tennessee

●	Company Marks First Annual Meeting at Historic Perkins Place Office Building as It Prepares to Relocate Its Headquarters from First Horizon Plaza Tower

KNOXVILLE, Tenn., April 20, 2026 (GLOBE NEWSWIRE) — Provectus Biopharmaceuticals, Inc. (“Provectus” or the “Company”) (OTCQB: PVCT) today announced that it will hold its 2026 Annual Meeting of Stockholders on Thursday, June 18, 2026, beginning at 4:00 p.m. Eastern Time, at the Perkins Place Office Building (“Perkins Place”), 525 Portland Street, Knoxville, Tennessee 37919.

Perkins Place is Provectus’s planned new headquarters. The Company intends to relocate from its current offices at 800 S. Gay Street, Suite 1610 (First Horizon Plaza Tower) to Perkins Place in 2026. Holding this year’s Annual Meeting at the new location marks the first stockholder gathering at what Provectus expects to become its permanent operational home.

A Building with History and Strategic Alignment

Designed by Barber & McMurray Architects and opened in 1927 as Perkins Elementary School, Perkins Place was named in honor of Angie Villette Warren Perkins, the first woman elected to the Knoxville Board of Education and the first woman in Tennessee to serve as president of a public-school board, when she was elected president of the Knoxville board in 1918. The building is a 22,941 square foot structure on a campus on 3.23 acres, fully renovated, with ample parking and sufficient land for future expansion.

Perkins Place carries a direct connection to Ed Pershing, Provectus’s Chairman and Chief Executive Officer. He first encountered the building in 1991, when he envisioned it as the future home of Pershing Yoakley & Associates (“PYA”), the national healthcare consulting and accounting firm he co-founded in 1983. PYA acquired and restored the building in 1992, preserving its period architecture and converting it into a distinctive corporate headquarters and presence. PYA occupied Perkins Place until 2009, when PYA’s growth demanded it double its office space. In the fall of 2025, Mr. Pershing reacquired the property through a partnership with the East Tennessee Foundation that independently sought the building for its own permanent home. The arrangement secured a headquarters for Provectus and provided the Foundation with a minority ownership interest and a long-term headquarters.

Provectus’s planned relocation will provide the Company a pathway to effectively manage costs as it grows and adds resources. Additional land and flexible zoning create optionality for future facility development, including the potential for dedicated research, operational, and/or logistics-adjacent space.

Mr. Pershing said, “Holding our 2026 Annual Meeting of Stockholders at Perkins Place is the right setting for this moment. The building’s history reflects values we recognize in ourselves: vision applied to overlooked assets, perseverance, and outcomes others considered improbable. Provectus’s proprietary synthetic small molecule Rose Bengal Sodium is a molecule being systematically recognized and developed across oncology, dermatology, ophthalmology, and beyond. Perkins Place was not a new building when PYA first claimed it. In both cases, the value was already there. The work was to see it, commit to it, and build. We are planning to do that again at Provectus. Perkins Place is evidence of our expanding vision for Provectus”.

About Provectus

Provectus Biopharmaceuticals, Inc. is a clinical-stage biotechnology company developing a pipeline of immunotherapy medicines based on rose bengal sodium, a first-in-class synthetic small molecule from the halogenated xanthene family. The Company’s clinical programs span oncology, dermatology, and ophthalmology, with additional proof-of-concept programs in hematology, wound healing, infectious diseases, and tissue repair.

For more information, visit www.provectusbio.com.

Forward Looking Statements

The information in this press release may include “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, relating to the business of Provectus and its affiliates, which are based on currently available information and current assumptions, expectations, and projections about future events and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. Forward-looking statements are often, but not always, identified by the use of words such as “aim,” “likely,” “outlook,” “seek,” “anticipate,” “budget,” “plan,” “continue,” “estimate,” “expect,” “forecast,” “may,” “will,” “would,” “project,” “projection,” “predict,” “potential,” “targeting,” “intend,” “can,” “could,” “might,” “should,” “believe,” and similar words suggesting future outcomes or statements regarding an outlook.

The safety and efficacy of the agents and/or uses under investigation have not been established. There is no guarantee that the agents will receive health authority approval or become commercially available in any country for the uses being investigated or that such agents as products will achieve any particular revenue levels.

Due to the risks, uncertainties, and assumptions inherent in forward-looking statements, readers should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this press release are made as of the date hereof or as of the date specifically specified herein, and Provectus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws. The forward-looking statements are expressly qualified by this cautionary statement.

Risks, uncertainties, and assumptions include those discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those described in Item 1A of the Company’s Annual Report on Form 10-K for the period ended December 31, 2025.

Additional Information and Where to Find It

Stockholders are urged to read the definitive proxy statement when it becomes available, because it will contain important information about the Company and the 2026 Annual Meeting proposals.

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the 2026 Annual Meeting proposals. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND, IN ITS ENTIRETY, THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC AND, WHEN THEY BECOME AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE 2026 ANNUAL MEETING PROPOSALS. A notice of internet availability of proxy materials with instructions for accessing the definitive proxy statement will be mailed to stockholders as of the record date of April 20, 2026. Stockholders may obtain free copies of the Company’s preliminary proxy statement and its other SEC filings electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to Provectus Biopharmaceuticals, Inc., Attn: Secretary, 800 S Gay St, Suite 1610, Knoxville, Tennessee 37929, (866) 594-5999.

Participants in Solicitation

This press release may constitute soliciting material under SEC Rule 14a-12, and the Company and its directors, executive officers, and advisors may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock in respect of the 2026 Annual Meeting proposals.

Investors may obtain additional information regarding the interest of those participants by reading the “Stock Ownership,” “Proposal 1 Election of Directors,” and “Certain Relationships and Related Transactions” sections of the Company’s preliminary proxy statement filed with the SEC on April 20, 2026 and, when they become available, the Company’s definitive proxy statement and other relevant proxy materials, and the Company’s annual report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 26, 2026, and quarterly reports on Form 10-Q, as filed with the SEC.

Contacts:

Provectus Biopharmaceuticals, Inc.

Heather Raines, CPA

Chief Financial Officer

hraines@pvct.com

(866) 594-5999

Investor Relations & Media

Susan Xu

sxu@allianceadvisors.com

(778) 323-0959